EXHIBIT 10.2

                                 NS8 CORPORATION
                             2004 STOCK OPTION PLAN

                               SECTION 1.  PURPOSE

     The purposes of this 2004 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company's businesses and thereby enhance long-term shareholder value. Options granted under the Plan shall be nonqualified stock options.

                             SECTION 2.  DEFINITIONS

     As  used  herein,  the  following  definitions  shall  apply:

2.1     "Administrator"  means  the  Committee  or,  if  there  is no Committee,
         -------------
the Board. If a Committee has been designated but its authority has been limited by the Board, any responsibilities of the Administrator not assigned to the Committee shall be retained by the Board.

2.2     "Affiliate"  means  (a)  any entity that, directly or indirectly through
         ---------
one or more intermediaries, is controlled by the Company and (b) any entity in which the Company has a significant equity interest, in each case as determined by the Committee, and may include a Parent or Subsidiary.

2.3     "Applicable  Laws"  means  all  U.S.  and  Canadian  legal  requirements
         ----------------
relating to stock options, including U.S. state corporate laws, U.S. federal and state securities laws, Canadian provincial securities laws, the Code, Canadian tax laws, and the rules of any applicable Stock Exchange.

2.4     "Board"  means  the  Board  of  Directors  of  the  Company.
         -----

2.5     "Cause" means willful misconduct with respect to, or that is harmful to,
         -----
the Company or any of its Affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.6     "Change  in  Control"  shall  mean  any  of  the  following:
         -------------------

     (a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A "Permitted Shareholder" means a holder, as of the date of adoption of this Plan, of voting capital stock of the Company;

     (b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the


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Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

     (c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

     (d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in
Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

2.7     "Code"  means  the  Internal  Revenue  Code  of  1986,  as amended.
         ----

2.8     "Committee"  means  a  committee of directors designated by the Board to
         ---------
administer the Plan. At any time that either Rule 16b-3 or Code Section 162(m) applies to the Company, the Committee shall be comprised of not less than such number of directors as shall be required to permit Options granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an"outside director" within the meaning of Section 162(m) of the Code.

2.9     "Common  Stock"  means  the  common  stock  of  the  Company.
         -------------

2.10     "Company"  means  NS8  Corporation,  a  Delaware  corporation.
          -------

2.11     "Consultant" means any person, including an advisor or director, who is
          ----------
engaged by the Company or any Affiliate, Parent or Subsidiary to render services and who is not an Employee and to whom stock options may be granted pursuant to Applicable Law.

2.12     "Continuous  Status  as an Employee or Consultant" means the absence of
          ------------------------------------------------
any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (a) sick leave, military leave or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (b) transfers between locations of the Company or between the Company, its Affiliates or their respective successors; or (c) a change in status from an Employee to a Consultant or from a Consultant to an Employee.

2.13     "Disability"  means  permanent  and total disability as defined in Code
          ----------
section  22(e)(3).

2.14     "Employee" means any person, including officers and directors (who meet
          --------
the requirements of this Section), employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The


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payment  of  a  director's  fee  by the Company to a director shall not alone be sufficient  to  constitute"employment"  of  such  director  by  the  Company.

2.15     "Exchange  Act"  means the Securities Exchange Act of 1934, as amended.
          -------------

2.16     "Fair  Market  Value"  means,  as of any date, the price at which fully
          -------------------
informed prudent parties would engage in a purchase and sale transaction if neither of them were under any compulsion to buy or sell, as determined in good faith by the Administrator taking into account, to the extent relevant and instructive, the following:

     (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Stock Market Inc. ("NASDAQ"), the weighted average of the closing sales prices for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, or, if there is more than one such system or exchange, the system or exchange with the greatest volume of trading in Common Stock for the ten (10) market trading days prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (b) if the Common Stock is quoted on the OTC Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, the weighted average of the mean between the high bid and low asked prices for the Common Stock for the for the ten (10) market trading days prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

2.17     "Good  Reason" means the occurrence of any of the following events
          ------------
or  conditions  without  the  Optionee's  consent:

     (a) a change in the Optionee's status, title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto, and which is not remedied promptly after receipt of notice thereof from the Optionee;

     (b) a significant reduction (i.e. a reduction of at least 20%) in the Optionee's annual base salary that is not part of a Company-wide reduction of salaries; or

     (c) the Company requiring the Optionee to be based at any place outside a 200-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Change in Control.

2.18     "Option"  means  a  stock  option  granted  pursuant  to the Plan.
          ------

2.19     "Option  Agreement" means a written agreement between the Company and a
          -----------------
Optionee  relating  to  an  Option  under  the  Plan.

2.20     "Optioned  Stock"  means  the  Common  Stock  subject  to  an  Option.
          ---------------

2.21     "Optionee"  means  an  Employee  or  Consultant who receives an Option.
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2.22     "Parent"  means  a"parent  corporation,"  whether  now  or  hereafter
          ------
existing,  as defined in Section 424(e) of the Code, or any successor provision.

2.23     "Plan"  means  this  2004  Stock  Option  Plan.
          ----

2.24     "Reporting  Person"  means  an  officer,  director, or greater than ten
          -----------------
percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.25     "Rule  16b-3"  means  Rule 16b-3 promulgated under the Exchange Act, as
          -----------
the  same  may  be  amended  from  time  to  time,  or  any successor provision.

2.26     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
          ---------------

2.27     "Share"  means  a  share  of  the  Common  Stock, as may be adjusted as
          -----
permitted  under  the  Plan.

2.28     "Stock Option Exercise Form" means that document attached to the Option
          --------------------------
Agreement as Schedule"A" and forming a part thereof and that provides the mechanism whereby the Option may be exercised.

2.29     "Stock  Exchange"  means any stock exchange or consolidated stock price
          ---------------
reporting system on which prices for the Common Stock are quoted at any given time.

2.30     "Subsidiary"  means a"subsidiary corporation," whether now or hereafter
          ----------
existing,  as defined in Section 424(f) of the Code, or any successor provision.

                      SECTION 3.  STOCK SUBJECT TO THE PLAN

     Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be made subject to Options under the Plan is thirty million(30,000,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated for purposes of this limitation as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

                     SECTION 4.  ADMINISTRATION OF THE PLAN

4.1     Powers of the Administrator.  Subject to the provisions of the Plan
        ----------------------------
and to any required approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

     (a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;


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     (b)  to  select the Consultants and Employees to whom Options may from time to  time  be  granted  hereunder;

     (c)  to determine whether and to what extent Options are granted hereunder;

     (d) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder and the type of each such Option;

     (e)  to  approve  forms  of  agreement  for  use  under  the  Plan;

     (f) to construe and interpret the terms of the Plan and Options granted under the Plan;

     (g) to determine vesting schedules and any other terms and conditions of Options, not inconsistent with this Plan;

     (h) to determine whether and under what circumstances an Option may be settled in Common Stock or other consideration instead of cash; and

     (i) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

4.2     Delegation  of  Authority  to  Officers.  The  Administrator  may
        ----------------------------------------
delegate limited authority to specified officers of the Company to grant Options under the Plan, subject to limitations as set forth in the document granting such authority.

4.3     Effect  of  Administrator's Decision.  All decisions, determinations and
        -------------------------------------
interpretations of the Administrator shall be final and binding on all Optionees.

                       SECTION 5.  ELIGIBILITY FOR OPTIONS

     Stock Options may be granted to Employees and Consultants who have successfully completed any probationary period related to their employment. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

                          SECTION 6.  AWARDS OF OPTIONS

6.1     Term  of  Option.  The term of each Option shall be the term stated
        -----------------
in the Option Agreement; provided, however, that the term shall be no more than five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2     Option Exercise Price.  The per share exercise price for the Shares
        ----------------------
to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and may be greater than or equal to Fair Market Value at the time of grant.

6.3     Consideration.  The consideration to be paid for the Shares to be issued
        --------------
upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (a) cash or check, (b) cancellation of indebtedness of the Company to Optionee, (c) promissory note (subject to approval by the Company, and provided that such note is for a term of not greater than five years and provides for a reasonable rate of interest),(d) surrender of other Shares that (i) have been owned by Optionee for


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more  than  six  months  on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised,
(e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (f) any combination of the foregoing methods of payment, or (g) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4     Vesting  of  Options.
        ---------------------

     (a)  Vesting  Schedule.  Except  as  authorized  by  the  Administrator  as
          -----------------
permitted under the terms of this Plan, no Option will be exercisable until it has vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of two years from date of grant as follows:

     (b) If no other vesting schedule is specified at the time of grant, the Option shall vest in full over the course of two years from date of grant as follows:

          (i) twenty five percent (25%) of the total number of Shares granted under the Option shall vest six (6) months from the date of grant subject to the condition that the Optionee has maintained a Continuous Status as an Employee or Consultant of the Company, or of an Affiliate, Parent or Subsidiary of the Company, as defined in the Plan; and

          (ii) the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly over the eighteen
               (18) months following the date that the initial twenty five percent (25%) of the total number of Shares granted under the Option vest, subject to the condition that the Optionee has maintained a Continuous Status as an Employee or Consultant of the Company, or of an Affiliate, Parent or Subsidiary of the Company, as defined in the Plan.

The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, an Affiliate, Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

     (c)  Acceleration  of  Vesting.  The  vesting  of  one  or more outstanding
          -------------------------
Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may also be accelerated in connection with certain corporate transactions, as described below.

6.5     Procedure  for  Exercise; Rights as a Shareholder.  An Option shall
        -------------------------------------------------
be deemed to be exercised when a Stock Option Contract Exercise Form in the form attached hereto as Schedule"B" has been duly completed, executed and given to


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the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 8 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6     Exercise  After  Termination  of  Employment or Consulting Relationship.
        ------------------------------------------------------------------------
Except as otherwise provided herein or in the applicable Option Agreement, in the event of termination of a Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination (or such other longer period of time as is determined by the Administrator). In no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified, the Option shall terminate.

6.7     Disability  of Optionee. Notwithstanding the provisions set forth above,
        ------------------------
in the event of termination of a Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, Optionee may, but only within twelve (12) months (or such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.8     Death  of  Optionee.  In the event of the death of a Optionee during the
        --------------------
period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised at any time within twelve (12) months
(or such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee or the Optionee's estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.9     Termination  for Cause.  Notwithstanding the above, and unless otherwise
        -----------------------
set forth in the Option Agreement, if Optionee's Continuous Status as an Employee or Consultant is terminated for Cause, the Option shall automatically terminate upon first notification to Optionee of such termination, unless the Administrator determines otherwise. If Optionee's employment or services are suspended pending an investigation of whether Optionee shall be terminated for



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Cause,  all  of  Optionee's  rights under any Option likewise shall be suspended during  the  period  of  investigation.

6.10     Rule  16b-3.Options granted to Reporting Persons shall comply with Rule
         ------------
16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

6.11     Buyout  Provisions.  The Administrator may at any time offer to buy out
         -------------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

6.12     Early Issuance and Repurchase Rights.  The Administrator shall have the
         -------------------------------------
discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be non-transferable and the Company shall have the right to require the Optionee to sell such Shares to the Company if permitted by Applicable Law. The price to be paid by the Company to repurchase the Shares is governed by the Option Agreement. All of the Company's outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.

             SECTION 7.  SATISFACTION OF WITHHOLDING TAX OBLIGATIONS

7.1     Withholding Tax.  At the discretion of the Administrator, Optionees
        ----------------
may satisfy withholding obligations as provided in this paragraph. When a Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under Applicable Law (including, without limitation, income and payroll withholding taxes), and Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Optionee for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Optionee's marginal tax rate times the ordinary income recognized, plus an amount equal to the Optionee's share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the"Tax Date"). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.


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

7.2     Reporting  Persons.  Any  surrender  by a Reporting Person of previously
        -------------------
owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

7.3     Form  of  Election.  All elections by a Optionee to have Shares withheld
        -------------------
to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

     (a)  the  election  must  be  made  on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

     (c) if Optionee is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

     (d) all elections shall be subject to the consent or disapproval of the Administrator.

7.4     Deferral  of  Tax  Date.  In  the event the election to have Shares
        ------------------------
withheld is made by a Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                             SECTION 8.  ADJUSTMENTS

8.1     Changes  in  Capitalization.  Subject to any required action by the
        ----------------------------
shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been"effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

8.2     Dissolution or Liquidation.  In the event of the proposed dissolution or
        ---------------------------
liquidation of the Company, the Administrator shall notify Optionees at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, Options will terminate immediately prior to the consummation of such proposed action.

8.3     Change  in Control Transactions.  Except as otherwise provided herein or
        --------------------------------
in the Option Agreement, in the event of any Change in Control each Option that is then outstanding shall, immediately prior to the specified effective date for the Change in Control, become 100% vested. Notwithstanding the foregoing, such vesting shall not so accelerate if and to the extent that (a) in the opinion of the Company's accountants, it would render unavailable"pooling of interest" accounting for a transaction that would otherwise qualify for such accounting treatment; or (b) in the case of an Option, such Option is, in connection with the Change in Control, either continued in effect, assumed by the successor corporation (or parent thereof) or replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation (or its parent corporation). If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give the Optionees notice of such determination, and of the provisions of such assumption or replacement, and any adjustments made (x) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefore), (y) to the exercise prices, and/or (z) to the terms and conditions of the stock options. Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Optionees. In the event the Optionee's employment or services should terminate within six months following such Change in Control, and such Option was continued, assumed or replaced in the Change in Control and was not otherwise accelerated at that time, all of the unvested shares subject to such Option shall vest immediately upon such termination, unless such employment or services are terminated by the Company for Cause or by the Optionee voluntarily without Good Reason. To the extent Options are not continued or assumed by the successor corporation or an affiliate thereof, all unexercised Options shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control.

8.4     Certain  Distributions.  In  the  event  of  any  distribution  to  the
        -----------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

                               SECTION 9.  GENERAL

9.1     Transferability  of  Options.  Except  as otherwise provided in the
        -----------------------------
applicable Option Agreement, Options granted under this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process, and may be exercised or purchased during the lifetime of Optionee only by Optionee. Notwithstanding the foregoing, any Option Agreement may provide (or be amended to provide) that an Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts, partnerships or family holding companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

9.2     Date  of Grant.  The date of grant of an Option shall, for all purposes,
        ---------------
be the date on which the Administrator (or an officer to whom authority to grant options has been delegated by the Administrator) makes the determination granting such Option, or such later date as is determined by the Administrator or officer. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

9.3     Conditions Upon Issuance Of Shares.  Shares shall not be issued pursuant
        -----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

9.4     Amendment  and  Termination.  The  Board  may  at any time amend, alter,
        ----------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any Option previously granted, unless mutually agreed otherwise, which agreement must be in writing and signed by Optionee and the Company. In addition, to the extent necessary to comply with Rule 16b-3 (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

9.5     Rights  of  First  Refusal.  Until  the  date  on  which  the  initial
        ---------------------------
registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Optionee of any Shares issued pursuant to an Option granted under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

9.6     Reservation  of Shares.  The Company, during the term of this Plan, will
        -----------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

9.7     Information  to  Optionees.  As  soon as administratively feasible after
        ---------------------------
making any Option under the Plan, the Company shall provide to the Optionee a copy of the Plan and a copy of any relevant agreement(s).

9.8     Employment  Relationship.  The  Plan  shall not confer upon any Optionee
        -------------------------
any right with respect to continuation of Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

9.9     Term of Plan.  The Plan shall become effective upon the earlier to occur
        -------------
of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

This  Plan  was  adopted  by  the  Board  of  Directors  on  February  4,  2004.


Signature: /s/ Anthony  J.  Alda
           ---------------------
Name:      Anthony  J.  Alda
           -----------------
Title:     Chairman  of  the  Board  of  Directors
           ---------------------------------------


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